Exhibit 10.1

EXECUTION VERSION

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Tenth Amendment”) is dated as of March 12, 2026 and is executed by and among CALUMET, INC., a Delaware corporation (“Parent”), the Subsidiaries of Parent listed as “Borrowers” on the signature pages hereto (together with Parent, collectively, “Borrowers” and each individually a “Borrower”), the Lenders party hereto and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (“Agent”).

R E C I T A L S:

A. Borrowers, Guarantors (if any), Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of February 23, 2018 (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of September 4, 2019, Consent and Amendment No. 2 to Third Amended and Restated Credit Agreement dated as of November 18, 2021, Third Amendment to Third Amended and Restated Credit Agreement dated as of January 20, 2022, Fourth Amendment to Third Amended and Restated Credit Agreement dated as of January 17, 2024, Fifth Amendment to Third Amended and Restated Credit Agreement, dated as of July 10, 2024, Consent and Sixth Amendment to Third Amended and Restated Credit Agreement, dated as of September 30, 2024, Seventh Amendment to Third Amended and Restated Credit Agreement, dated as of January 6, 2025, Eighth Amendment to Third Amended and Restated Credit Agreement, dated as of July 25, 2025, and Ninth Amendment to Third Amended and Restated Credit Agreement, dated as of January 23, 2026, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended or otherwise modified from time to time, including by the amendments set forth in Section 1 below, the “Credit Agreement”; capitalized terms used in this Tenth Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement).

B. The Borrowers have requested to amend the Existing Credit Agreement to make certain changes as agreed between the Borrowers, the Agent and the Lenders.

C. The Lenders party hereto, the Borrower and the Agent have agreed to amend the Existing Credit Agreement, on the terms and conditions contained in this Tenth Amendment.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Existing Credit Agreement.

The Existing Credit Agreement is, effective as of the Tenth Amendment Effective Date (as defined below), hereby amended as follows:

(a)	The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Tenth Amendment” – that certain Tenth Amendment to Third Amended and Restated Credit Agreement dated as of March 12, 2026, among Parent, CSPP, the Subsidiaries of Parent listed as Borrowers on the signature pages thereto, the Lenders party thereto and Agent.

“Tenth Amendment Effective Date”— the “Tenth Amendment Effective Date” as defined in the Tenth Amendment.

(b)	Section 1.1 of the Credit Agreement is hereby amended by amending and restating in its entirety the following definition:

“”Senior Notes”—(a) $100,000,000 aggregate principal amount of 9.75% unsecured senior notes due 2028 issued pursuant to the 2025 Senior Notes Indenture (as defined in the definition of “Senior Notes Indentures”) and any Refinancing Indebtedness thereof, (b) $325,000,000 aggregate principal amount of 9.75% unsecured senior notes due 2028 issued pursuant to the 2023 Senior Notes Indenture (as defined in the definition of “Senior Notes Indentures”), (c) up to $605,000,000 aggregate principal amount of 9.75% unsecured senior notes due 2031 issued pursuant to the 2026 Senior Notes Indenture (as defined in the definition of “Senior Notes Indentures”) and (d) any subsequent offering of unsecured senior notes, without regard to principal amount, having a maturity date that is at or after the 91st day after the Revolver Commitment Termination Date, in each case issued by CSPP and Calumet Finance.”

(c)	Section 9.2.3(b) of the Credit Agreement is hereby amended and restated in its entirety such that it reads as follows:

“(b) Indebtedness of Obligors and their Restricted Subsidiaries outstanding on the Tenth Amendment Effective Date and set forth in Schedule 9.2.3, and renewals, refinancings and extensions of all or any part thereof (subject to the following proviso, “Refinancing Indebtedness”); provided that (i) the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder, and (ii) the material terms relating to principal amount, amortization, maturity, and subordination (if any), and other material terms (other than pricing and yield), of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable, in the aggregate and taken as a whole, in any material respect to Obligors or Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended (it being understood that it shall be deemed a permitted refinancing under this Section 9.2.3(b) if funds, raised in a public offering of debt securities, are restricted to repayment of such Indebtedness, even if a period of up to 60 days (or a longer period to the extent that such funds are escrowed pursuant to arrangements satisfactory to Required Lenders) intervenes between the date such public offering closes and the date that the applicable Indebtedness is repaid from such funds);”

(d)	Schedule 9.2.3 is hereby amended and restated in its entirety such that it reads as set forth on Annex A hereto.

2. Effectiveness; Conditions Precedent to Tenth Amendment. This Tenth Amendment shall be effective upon the satisfaction of each of the following conditions precedent (such date, the “Tenth Amendment Effective Date”):

(a) Agent’s receipt of executed counterparts of this Tenth Amendment executed by all Borrowers, all Guarantors (if any), Agent and the Required Lenders;

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(b) Agent’s receipt of a certificate or certificates executed by a Senior Officer of each Borrower as of the Tenth Amendment Effective Date, stating the representations and warranties in Section 3(a) and Section 3(b) shall be true and correct as of the Tenth Amendment Effective Date;

(c) Borrowers shall have paid all reasonable out-of-pocket costs and expenses of Agent (including the reasonable fees and expenses of counsel for Agent) to the extent that the Borrower has received an invoice therefor at least two Business Days prior to the Tenth Amendment Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced);

(d) Agent shall have received such documentation and other information as has been reasonably requested by Agent in connection with this Tenth Amendment and the transactions contemplated hereby; and

(e) One or more of the Obligors shall have issued Senior Notes governed by the 2026 Senior Notes Indenture after the Ninth Amendment Effective Date.

Without limiting the generality of the provisions of Section 11.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Tenth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless Agent shall have received notice from such Lender prior to the Tenth Amendment Effective Date specifying its objection thereto.

3. Representations and Warranties. In order to induce Agent and Lenders to enter into this Tenth Amendment, each of the Obligors represents and warrants to Agent and Lenders on the Tenth Amendment Effective Date as follows:

(a) all representations and warranties relating to such Obligor contained in the Credit Agreement or any other Credit Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly limited to another specific date, in which case they are true and correct as of such specific date);

(b) both immediately prior to and immediately after giving effect to this Tenth Amendment, no Default or Event of Default exists;

(c) such Obligor party hereto has all requisite corporate or other organizational power and authority (as applicable) to execute and deliver this Tenth Amendment;

(d) the execution, delivery and performance of this Tenth Amendment and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate or other organizational action, do not require the approval, consent, exemption, authorization or other action by, or notice to or filing with, any Governmental Authority or any other Person in order to be effective and enforceable, and do not and will not violate or result in any breach or contravention of any Senior Notes Indenture or other material Contractual Obligation, including the Senior Secured Notes Agreements, to which such Obligor is a party or subject, any Organization Document of such Obligor or any Applicable Law;

(e) this Tenth Amendment has been duly executed and delivered on behalf of each Borrower party hereto; and

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(f) this Tenth Amendment constitutes a legal, valid and binding obligation of each Borrower party hereto, enforceable against it in accordance with its terms except as enforceability may be limited by an applicable Insolvency Proceeding and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4. Reaffirmation. By its execution hereof, each Obligor expressly (a) consents to the amendments and modifications to the Existing Credit Agreement effected hereby, (b) confirms and agrees that, notwithstanding the effectiveness of this Tenth Amendment, each Credit Document to which it is a party is, and the obligations of such Obligor contained in the Existing Credit Agreement, if any, or in any other Credit Documents to which it is a party (in each case, as amended and modified by this Tenth Amendment), are and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, (c) affirms that each of the Liens and security interests granted by such Obligor in or pursuant to the Credit Documents are valid and subsisting and (d) agrees that this Tenth Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Credit Documents.

5. Entire Agreement. This Tenth Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above), and the other Credit Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Tenth Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 13.1 of the Credit Agreement.

6. Full Force and Effect of Credit Agreement. This Tenth Amendment is a Credit Document. Except as expressly modified hereby, all terms and provisions of the Existing Credit Agreement and all other Credit Documents remain in full force and effect and nothing contained in this Tenth Amendment shall in any way impair the validity or enforceability of the Existing Credit Agreement or the Credit Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein.

7. Counterparts. This Tenth Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of this Tenth Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any electronic signature, contract formation on an electronic platform and electronic record-keeping shall have the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based recordkeeping system to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

8. Governing Law; Jurisdiction; Waiver of Jury Trial. THIS TENTH AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS TENTH AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Sections 13.13, 13.14 and 13.15 of the Credit Agreement are hereby incorporated herein by this reference.

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9. Severability. If any provision of this Tenth Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Tenth Amendment and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with legal, valid and enforceable provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10. References. All references to the “Credit Agreement” in the Credit Documents shall mean the Credit Agreement after giving effect to the amendments contained in this Tenth Amendment.

11. Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of Obligors, Agent and Secured Parties and their respective successors and assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under any Credit Documents, and (b) any assignment by a Lender must be made in compliance with Section 12.3 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

CALUMET, INC.

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET GP, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By: Calumet GP, LLC, its general partner

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET OPERATING, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET FINANCE CORP.

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET INTERNATIONAL, INC.

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

KURLIN COMPANY, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET BRANDED PRODUCTS, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

BEL-RAY COMPANY, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CALUMET REFINING, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

CALUMET PRINCETON REFINING, LLC
CALUMET COTTON VALLEY REFINING, LLC
CALUMET SHREVEPORT REFINING, LLC
CALUMET MONTANA REFINING, LLC
CALUMET MISSOURI, LLC
CALUMET KARNS CITY REFINING, LLC
CALUMET DICKINSON REFINING, LLC

By:	/s/ David A. Lunin
Name:	David A. Lunin
Title:	Executive Vice President and Chief Financial Officer

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:
BANK OF AMERICA, N.A.,
as Agent, a Lender and an Issuing Bank

	By:	/s/ Michael Danby
	Name:	Michael Danby
	Title:	Senior Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Joseph Jordan
Name:	Joseph Jordan
Title:	Managing Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:	/s/ David Wisniewski
Name:	David Wisniewski
Title:	Executive Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK,
as a Lender

By:	/s/ Michael Dembski
Name:	Michael Dembski
Title:	Managing Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO BANK N.A.,
as a Lender

By:	/s/ Patrick Roy
Name:	Patrick Roy
Title:	Director

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Rod Swenson
Name:	Rod Swenson
Title:	Senior Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Roopa Chandra
Name:	Roopa Chandra
Title:	Authorized Signatory

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Aaron McLean
Name:	Aaron McLean
Title:	Vice President

TENTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

ANNEX A

Schedule 9.2.3

to

Third Amended and Restated Credit Agreement

EXISTING INDEBTEDNESS

1.	$200,000,000 aggregate principal amount of the 9.25% senior secured notes due 2029 issued by CSPP and Calumet Finance pursuant to the Senior Secured Notes Indenture.

2.	$325,000,000 aggregate principal amount of the 9.75% unsecured senior notes due 2028 issued by CSPP and Calumet Finance pursuant to the 2023 Senior Notes Indenture.

3.	$100,000,000 aggregate principal amount of the 9.75% unsecured senior notes due 2028 issued by CSPP and Calumet Finance pursuant to the 2025 Senior Notes Indenture.

4.	Up to $605,000,000 aggregate principal amount of the 9.75% unsecured senior notes due 2031 issued by CSPP and Calumet Finance pursuant to the 2026 Senior Notes Indenture.